SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 22, 2000
                                                        ------------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                13-4068932
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(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events
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     On  September  22,  2000,   CoreComm  Limited   announced  that  CoreComm's
shareholders had approved merger agreements with ATX Telecommunications and Voyager.net.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference


Item 7.    Financial Statements and Exhibits
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                  Exhibits

99.1       Press release, issued September 22, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/ Richard J. Lubasch
                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel
                                         and Secretary



Dated:   September 22, 2000

                                  EXHIBIT INDEX
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Exhibit                                                                  Page
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99.1            Press release, issued September 22, 2000